UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 14, 2017

AVID TECHNOLOGY, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-36254	04-2977748
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

75 Network Drive, Burlington, Massachusetts  01803
(Address of Principal Executive Offices)   (Zip Code)

(978) 640-6789
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⎕ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⎕ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⎕ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⎕ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry into a Material Definitive Agreement.

On March 14, 2017 (the “Effective Date”), Avid Technology, Inc. (the “Company”), its subsidiary, Avid Technology Worldwide, Inc. (“Avid Worldwide”), and Cerberus Business Finance, LLC, as collateral agent entered into an amendment (the “Amendment”) to its existing financing agreement, dated February 26, 2016 (the “Financing Agreement”), between the Company, Avid Worldwide, Cerberus Business Finance, LLC, as collateral and administrative agent, and the lenders party thereto.

The Amendment provides increased financial flexibility to Avid as it completes its business transformation in 2017.

The Amendment modifies the covenant requiring the Company to maintain a Leverage Ratio (defined to mean the ratio of (a) consolidated total funded indebtedness to (b) consolidated EBITDA) such that following the Effective Date, the Company is required to keep a Leverage Ratio of no greater than 3.50:1.00 for the four quarters ending March 31, 2017, 4.20:1.00 for the four quarters ending June 30, 2017, 4.75:1.00 for the four quarters ending September 30, 2017, 4.80:1.00 for the four quarters ending December 31, 2017, 4:40:1 for each of the four quarters ending March 31, 2018 through March 31, 2019, respectively, and thereafter declining over time from 3.50:1.00 to 2.50:1.00.

Following the Effective Date, interest accrues on outstanding borrowings under the Credit Facility and the Term Loan (each as defined in the Financing Agreement) at a rate of either the LIBOR Rate (as defined in the Financing Agreement) plus 7.25% or a Reference Rate (as defined in the Financing Agreement) plus 6.25%, at the option of the Company.

The foregoing description is qualified in its entirety by reference to the Amendment, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. On March 15, 2017, the Company issued a press release announcing the Amendment, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure required by this Item 2.03 is included in Item 1.01 above and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On March 20, 2017, the Company issued a press release announcing the Amendment addressed in Item 1.01 of this Current Report. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Limitation on Incorporation by Reference. The information furnished in Item 2.02 and 7.01, including the press release attached hereto as Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Cautionary Note Regarding Forward-Looking Statements. Except for historical information contained in this Form 8-K, the press release attached as Exhibit 99.1 hereto, the Form 8-K and press release contain forward-looking statements that involve certain risks and uncertainties that could cause actual results to differ materially from those expressed or implied by these statements. Please refer to the cautionary notes in the press release regarding these forward-looking statements.

Item 9.01  Financial Statements and Exhibits.

(d)                   Exhibits.

Exhibit Number	Description
10.1	Amendment No. 1 to Financing Agreement, dated March 14, 2017
99.1	Press Release announcing Amendment No. 1 to Financing Agreement, dated March 15, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVID TECHNOLOGY, INC.
(Registrant)

Date: March 20, 2017	By: /s/ Brian E. Agle Name: Brian E. Agle Title: Senior Vice President and CFO